   As filed with the U.S. Securities and Exchange Commission on May 15, 2003
                                                     Registration No. 333-104052

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM F-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         For Depositary Shares Evidenced by American Depositary Receipts

                             [CYRILLIC LANGUAGE LOGO]
               (Exact Name of Issuer as Specified in Its Charter)

                                YUKOS OIL COMPANY
                   (Translation of Issuer's Name into English)
                               -------------------
                               RUSSIAN FEDERATION
            (Jurisdiction of incorporation or organization of issuer)

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
             (Exact name of depositary as specified in its charter)
                       60 Wall Street, New York, NY 10005
                            Telephone (212) 602-3761
    (Address, including zip code, and telephone number, including area code, of depositary's principal executive offices)

                              --------------------
                        Depositary Management Corporation
                        570 Lexington Avenue, 44th Floor
                            New York, New York 10022
                                 (212) 319-4800

    (Address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:
                             Scott A. Ziegler, Esq.
                        Ziegler, Ziegler & Associates LLP
                        570 Lexington Avenue, 44th Floor
                            New York, New York 10022
                                 (212) 319-7600

         It is proposed that this filing become effective under Rule 466 [ ] immediately upon filing [X] on May 22, 2003 at 4:30 p.m.



If a separate registration statement has been filed to register the deposited shares, check the following box. [ ]



                                                      CALCULATION OF REGISTRATION FEE
===========================================================================================================================
              Title of each class of                  Amount       Proposed maximum  Proposed maximum      Amount of
           Securities to be registered           to be registered  aggregate price  aggregate offering  registration fee
                                                                       per unit           price
===========================================================================================================================
American Depositary Shares evidenced by American       N/A               N/A               N/A                N/A
Depositary Receipts, each American Depositary
Share representing four common shares of Yukos
Oil Company
===========================================================================================================================


         Pursuant to Rule 429, the Prospectus contained herein also relates to American Depositary Shares registered under Form F-6 Registration Statement No. 333-13040.

                                     PART I
                       INFORMATION REQUIRED IN PROSPECTUS


         The Prospectus consists of the proposed form of American Depositary Receipt ("ADR" or "American Depositary Receipt") included as Exhibit A to the Amendment No. 1 to Deposit Agreement filed as Exhibit (a)(2) to this Post-Effective Amendment to Registration Statement, which is incorporated herein by reference.


                              CROSS REFERENCE SHEET

Item 1.  DESCRIPTION OF SECURITIES TO BE REGISTERED

                                                                       Location in Form of American Depositary
Item Number and Caption                                                Receipt Filed Herewith as Prospectus
-------------------------------------------------------------          -----------------------------------------------
(1)   Name and address of Depositary                                   Introductory paragraph
(2)   Title of American Depositary Receipts and identity of            Face of American Depositary Receipt, top center
      deposited securities
      Terms of Deposit:
      (i)     Amount of deposited securities represented by one        Face of American Depositary Receipt, upper right
              unit of American Depositary Shares                       corner
      (ii)    Procedure for voting, if any, the deposited              Paragraphs (15) and (16)
              securities
      (iii)   Collection and distribution of dividends                 Paragraphs (4), (7), (12), (13), (14) and (15)
      (iv)    Transmission of notices, reports and proxy               Paragraphs (15), (16), (17), (19) and (21)
              soliciting material
      (v)     Sale or exercise of rights                               Paragraphs (4), (7), (13) and (15)
      (vi)    Deposit or sale of securities resulting from             Paragraphs (3), (4), (5), (7), (17) and (22)
              dividends, splits or plans of reorganization
      (vii)   Amendment, extension or termination of the               Paragraphs (20) and (21)
              Deposit Agreement
      (viii)  Rights of holders of receipts to inspect the             Paragraph (11)
              transfer books of the Depositary and the list
              of Holders of receipts
      (ix)    Restrictions upon the right to deposit or                Paragraphs (2), (3), (4), (7) and (9)
              withdraw the underlying securities
      (x)     Limitation upon the liability of the                     Paragraphs (18), (24) and (26)
              Depositary
(3)   Fees and Charges                                                 Paragraph (7)

Item 2.  AVAILABLE INFORMATION

                                                                       Location in Form of American Depositary
Item Number and Caption                                                Receipt Filed Herewith as Prospectus
------------------------                                               ---------------------------------------
(a)      Statement that Yukos Oil Company furnishes the                Paragraph (11)
         Commission with certain public reports and documents
         required by foreign law or otherwise under Rule
         12g3-2(b) under the Securities Exchange Act of 1934
         and that such reports can be inspected by holders of
         American Depositary Receipts and copied at public
         reference facilities maintained by the Commission in
         Washington, D.C.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3.  EXHIBITS


     (a)(1) Form of Deposit Agreement. Form of Deposit Agreement dated as of March 12, 2001 among Yukos Oil Company, Deutsche Bank Trust Company Americas (fka Bankers Trust Company), as depositary (the "Depositary"), and all holders from time to time of ADRs issued thereunder (the "Deposit Agreement"), including the Form of American Depositary Receipt, previously filed as Exhibit (a) to Registration Statement 333-104052 and incorporated herein by reference.

     (a)(2) Form of Amendment to Deposit Agreement. Form of Amendment No. 1 to Deposit Agreement dated as of May 23, 2003 is filed herewith as Exhibit (a)(2).

     (b) Any other agreement to which the Depositary is a party relating to the issuance of the American Depositary Shares registered hereunder or the custody of the deposited securities represented thereby. Not Applicable.

     (c) Every material contract relating to the deposited securities between the Depositary and the issuer of the deposited securities in effect at any time within the last three years. Not Applicable.

     (d) Opinion of Ziegler, Ziegler & Associates LLP, counsel to the Depositary, as to the legality of the securities being registered. Previously filed as Exhibit (d) to Registration Statement 333-104052 and incorporated herein by reference.


     (e)      Certification under Rule 466. Filed herewith as Exhibit (e).

     (f)      Power of Attorney. Included as part of the signature pages hereto.

Item 4.  UNDERTAKINGS

     (a) The Depositary hereby undertakes to make available at the principal office of the Depositary in the United States, for inspection by holders of the American Depositary Receipts, any reports and communications received from the issuer of the deposited securities which are both (1) received by the Depositary as the holder of the deposited securities, and (2) made generally available to the holders of the underlying securities by the issuer.

     (b) If the amounts of fees charged are not disclosed in the prospectus, the Depositary undertakes to prepare a separate document stating the amount of any fee charged and describing the service for which it is charged and to deliver promptly a copy of such fee schedule without charge to anyone upon request. The Depositary undertakes to notify each registered holder of an American Depositary Receipt thirty days before any change in the fee schedule.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, as amended, Deutsche Bank Trust Company Americas, on behalf of the legal entity created by the Deposit Agreement, certifies that it has reasonable grounds to believe that all the requirements for filing on Form F-6 are met and has duly caused this Post-Effective Amendment to Registration Statement on Form F-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on May 15, 2003.

                                            Legal entity created by the form of
                                            Deposit Agreement for the issuance
                                            of ADRs evidencing American
                                            Depositary Shares


                                            By:   DEUTSCHE BANK TRUST COMPANY
                                                  AMERICAS, as Depositary

                                            By:   /s/ Paul Martin
                                                  ------------------------------
                                                  Name: Paul Martin
                                                  Title: Vice President


                                            By:   /s/ William  Fahey
                                                  ------------------------------
                                                  Name: William Fahey
                                                  Title: Vice President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, Yukos Oil Company certifies that it has reasonable grounds to believe that all the requirements for filing on Form F-6 are met and it has duly caused this Post-Effective Amendment to Registration Statement on Form F-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in Moscow, Russia, on May 8, 2003.




                                       YUKOS OIL COMPANY


                                       By:    /s/ Bruce K. Misamore
                                              ----------------------------------
                                       Name:  Bruce K. Misamore
                                       Title: Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registration Statement on Form F-6 has been signed by the following persons in the capacities indicated as of May 8, 2003.



                             Signatures                                                Title
                             ----------                                                -----
                                  *                                     Chairman of the Board of Directors
              ----------------------------------------
                       Sergey V. Muravlenko

                                  *                         Director, Chairman of the Executive Committee of the
              ----------------------------------------   Board of Directors and Chairman of the Management Committee
                      Mikhail B. Khodorkovsky                               (principal executive officer)


                                  *                                                   Director
              ----------------------------------------
                         Yuri P. Pokholkov

                                  *                                                   Director
              ----------------------------------------
                       Alexei E. Kontorovich

                                  *                                                   Director
              ----------------------------------------
                          Michel Soublin

                             Signatures                                                Title
                             ----------                                                -----
                                  *                                                   Director
              ----------------------------------------
                           Sarah C. Carey


                                  *                                                   Director
              ----------------------------------------
                          Yuri A. Golubev


                                  *                                                   Director
              ----------------------------------------
                       Alexander V. Temerko


                                  *                                                   Director
              ----------------------------------------
                           Raj K. Gupta


                                  *                                                   Director
              ----------------------------------------
                           Bernard Loze


                                  *                                                   Director
              ----------------------------------------
                     Jacques Kosciusko-Morizet


                      /s/ Bruce K. Misamore                       Chief Financial Officer (principal financial officer)
              -----------------------------------------
                        Bruce K. Misamore


                        /s/ Frank Rieger                               Vice President for Planning and Controlling
              -----------------------------------------                              (controller)
                           Frank Rieger


                                  *                                          President of "Yukos-Moscow Ltd"
              -----------------------------------------
                       Vasily S. Shakhnovsky


                      /s/ Scott A. Ziegler                           Authorized Representative in the United States
              -----------------------------------------
                         Scott A. Ziegler


               *

               By:        /s/ Bruce K. Misamore
                      ---------------------------------
               Name:  Bruce K. Misamore
                      Attorney-in-Fact

                                INDEX TO EXHIBITS


  Exhibit                                                         Sequentially
  Number                                                         Numbered Page
  ------                                                         -------------
(a)(2)        Amendment No. 1 to Deposit Agreement.
(e)           Rule 466 Certification